UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2014

EnzymeBioSystems

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53854

Nevada	27-0464302
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7575 W. Washington Ave., #127, Las Vegas, NV	89128
(Address of principal executive offices)	(Zip Code)

(702) 631-4251

(Registrant’s telephone number, including area code)

16773 W Park Drive, Chagrin Falls, Ohio 44023

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 20, 2014, the Board of Directors of EnzymeBioSystems ("the Company" or the "Registrant") accepted the resignation of Mr. Anushavan Yeranosyan, in his position as Chief Accounting Officer and Director of the Corporation. Mr. Yeranosyan desires to pursue other interests and does not have any disagreements with the Corporation on any matter relating to its operations, policies or practices.

On October 20, 2014, the Board of Directors of EnzymeBioSystems, nominated and unanimously approved Gary Rojewski and Ed Zimmerman III as Directors of the Company. Mr. Rojewski is currently CEO of the Company. The Board also unanimously appointed Mr. Edward Zimmerman III as Chief Financial Officer, Treasurer and Corporate Secretary of the Company. The newly appointed officer serves at the pleasure of the Board, he will hold his position(s) until his successor(s) shall be appointed and shall qualify or until the earlier of his death, resignation or removal in the manner provided for in the By-laws of the Corporation.

CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:

Name	Age	Position & Offices Held

Gary Rojeswki	61	Director/CEO
Edward Zimmerman III	36	Director, CFO/Treasurer/Corporate Secretary
Ashot Martirosyan	62	Director/Chief Scientific Officer

Biographies of the Management Team of EzymeBioSystems

Gary Rojewski, Chief Executive Officer/Director

Gary Rojewski has 29-years experience in the pharmaceutical industry. During that time he has worked for Procter & Gamble Pharmaceuticals, Warner Chilcott Pharmaceuticals and most recently Actavis. Throughout his pharmaceutical career he has been responsible for commercializing pharmaceutical products.

2014 - Present Chief Executive Officer of EnzymeBioSystems

2013 – 2014 Account Executive Managed Markets Actavis, Inc., Parsippany, NJ

2009 – 2013 Account Executive Managed Markets Warner Chilcott Pharmaceuticals, Rockaway, NJ

1984 – 2009 Sales Representative, District Manager, Account Executive Procter & Gamble Pharmaceuticals, Cincinnati, OH

1976 – 1984 Sales Representative at W. Berman Company, Ohio

1975 – 1976 Admissions Recruiter at Davis Junior College/I.T.T. Technical College.

Education

1971 – 1975

University of Findlay

Findlay, OH

B.A. Communications

Edward Zimmerman III, Director, CFO, Treasurer and Secretary

Edward C. Zimmerman III brings to EnzymeBioSystems over thirteen years of experience working in the financial industry. Mr. Zimmerman has experience as a former CEO of three reporting companies, and also has worked with many other Company providing bookkeeping services, as well as assisting their respective management in the presentation of GAAP (Generally Accepted Accounting Principles) standard financial statements for use in quarterly and annual reports. Additionally, Mr. Zimmerman brings his experience as an EDGAR filer for the past thirteen years.

Edward C. Zimmerman III - Work Background

American Riding Tours, Inc.

Las Vegas, Nevada

President and Tour Director

February 2013-Present

Law Offices of Thomas C. Cook, Ltd.

Las Vegas, Nevada

Law Clerk

March 2002-Present

National Filing Agents, Inc.

Las Vegas, Nevada

President. Company providing EDGAR file services

December 2002-October 2007

EZ Travel, Inc.

Las Vegas, Nevada

President and Travel Counselor

December 2001-March 2003

Ambassador Travel

Las Vegas, NV

Manager and Travel Counselor

1998 - 2002

Education:

Bonanza High School

Las Vegas, Nevada

Diploma, 1996

Heritage College

Las Vegas, Nevada

Diploma Travel & Tourism, 1998

Ashot Martirosyan, Chief Scientific Officer and Director

Mr. Martirosyan was the head of the "Anti-Biotics and Enzyme Inhibitors Laboratory" of "Institute of Organic Chemistry" in Yerevan, Armenia until November 2008. He moved to USA November 2008 and started preparing his research results and scientific materials for publications.

Mar. 2009 –Present

President and Director of EnzymeBioSystems.

1992 – 2008

Institute of Fine Organic Chemistry,

National Academy of Sciences, Republic of Armenia

Head of Antibiotics Laboratory

1984 – 1992

Institute of Fine Organic Chemistry,

National Academy of Sciences, Republic of Armenia

Senior Researcher

1976 – 1984

Institute of Fine Organic Chemistry,

National Academy of Sciences, Republic of Armenia

Antibiotics Laboratory Researcher

1974 – 1976

Optical-Mechanical Corporation – "Astro"

Head of Chemical Laboratory

Republic of Armenia

Education:

1980 – 1984

Yerevan State University

Ph.D. degree, Candidate of Chemical Sciences: Organic Chemistry

1969 – 1974

Moscow Chemical and Technological Institute of D.I. Mendeleev

Department of Organic Chemistry, Chemical Technology

Item 8.01 - Other Events.

The Registrant has changed its principal executive offices to: 7575 W. Washington Ave., #127, Las Vegas, NV 89128; from: 16773 W Park Drive, Chagrin Falls, Ohio 44023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EnzymeBioSystems Registrant

Date: October 23, 2014	/s/ Edward Zimmerman III
Name: Edward Zimmerman III Title: Corporate Secretary